UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Railroad Avenue

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 11, 2025, Mawson Infrastructure Group Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”) to increase the capacity of its existing “at-the-market” offering program (the “ATM”) by $40,000,000. While this filing increases the available capacity under the ATM, the Company is under no obligation to issue any shares (the “Shares”) pursuant to the program. The expanded facility is intended to enhance the Company’s financial flexibility, providing an efficient mechanism to access capital if, and when, deemed appropriate. Any utilization of the ATM will be at the discretion of the Company, taking into account prevailing market conditions and strategic priorities.

As previously disclosed, the ATM is conducted pursuant to the At the Market Offering Agreement, dated as of October 16, 2025 (the “Sales Agreement”), by and between the Company and H.C. Wainwright & Co., LLC (“Wainwright”). The Company previously registered the offer and sale of up to $9,600,000 of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) through Wainwright under the Sales Agreement. The Prospectus Supplement covers Shares having an aggregate sales price of up to $40,000,000. Prior to the date hereof, the Company has sold 1,558,944 shares of Common Stock for aggregate gross proceeds of $9,599,246.43 through Wainwright under the Sales Agreement.

There can be no assurance that Wainwright will be able to complete future placements pursuant to the Sales Agreement, even if instructed to do so. The number of Shares that the Company may ultimately sell under the Sales Agreement, if it chooses to do so, will fluctuate based on a number of factors, including the market price of its Common Stock during the sales period, the limits it may set in any instruction to sell Shares, and the demand for its Common Stock during an applicable sales period.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security nor any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Sales Agreement, the form of which was filed with the SEC on October 17, 2025 as Exhibit 1.1 to the Company’s Current Report on Form 8-K and is incorporated herein by reference

Attached hereto as Exhibit 5.1 is the opinion of Stoel Rives LLP relating to the validity of the Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Stoel Rives LLP
23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: December 11, 2025	By:	/s/ Kaliste Saloom
Kaliste Saloom
Interim Chief Executive Officer, General Counsel and Corporate Secretary

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